                                SEVENTH AMENDMENT

                TO THE 125 MW POWER PLANT--UPPER MAHIAO AGREEMENT

This SEVENTH AMENDMENT TO THE 125 MW POWER PLANT UPPER MAHIAO AGREEMENT
("Seventh Amendment") is made as of August 31, 2003 by and between:

CE CEBU GEOTHERMAL POWER COMPANY, INC. ("CE Cebu"), a corporation duly organized and existing under the laws of the Philippines with offices at c/o CalEnergy
International, 24 Floor, 6750 Building, Ayala Avenue, Makati City, Metro Manila,
herein represented by its President and Chief Executive Officer, David A,
Baldwin, who is duly authorized to represent it in this Seventh Amendment;

and

PNOC-ENERGY DEVELOPMENT CORPORATION ("PNOC-EDCT), a wholly-owned subsidiary of the Philippine National Oil Company, a corporation created and organized under
Presidential Decree No. 334, as amended, with principal office at Fort
Bonifacio, Merritt Road, Taguig City, Metro Manila, herein represented by its
Chairman and President, Sergio Antonio F. Apostol, who is duly authorized to represent it in this Agreement.

WHEREAS, CE Cebu and PNOC-EDC are parties to the 125 MW Power Plant - Upper
Mahiao Agreement, dated as of September 16, 1993, as amended (the "ECA")
pursuant to which CE Cebu constructed, owns and operates a 125 MW Power Plant near Tongonan, Leyte known as Upper Mahiao Power Plant (the "Upper Mahiao Power
Plant");

WHEREAS, affiliates of CE Cebu constructed, own and operate the 231 MW Power
Plant near Tongonan, Leyte, known as the Malitbog Power Plant (the "Malitbog
Power Plant") and the 180 MW Power Plant near Tongonan, Leyte known Mahanagdong
Power Plant (the "Mahanagdong Power Plant"); and

WHEREAS, CE Cebu and PNOC-EDC desire to amend the ECA in certain respects as set forth herein and to resolve various issues between themselves with respect to the ECA and the Power Plant,

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, CE Cebu and PNOC-EDC agree as follows:

1 DEFINITIONS.

(a) Capitalized terms used herein and not defined have the meanings ascribed to them in the ECA

(b) Article 1 of the ECA is hereby amended by adding thereto the following new definitions:

     Contract Year: Each yearly period commencing on June 25 of each calendar year and ending on June 25 of the immediately succeeding calendar year.

2. NO FURTHER CAPACITY TESTS FOR PURPOSES OF NOMINATED CAPACITY; ENERGY
GUARANTEE PAYMENT

(a) Section 5.5 (Tests During Cooperation Period) is hereby deleted in its entirety.

(b) Within 30 days of the effective date of this Seventh Amendment, PNOC-EDC shall pay to CE Cebu Capacity Fees withheld by PNOC-EDC in an amount relating the difference between the actual duration of Scheduled Maintenance during 2001 and 240 hours per Unit.

(c) Within 30 days of the effective date of this Seventh Amendment, CE Cebu shall pay to PNOC-EDC $800,000 in full and final settlement of any and all claims by PNOC-EDC including the alleged failure of CE Cebu to meet the energy delivery guarantee in the ECA for each of the Contract Years commencing June
25, 1998 and ending June 25, 1999.

3. CAPACITY NOMINATION.

(a) Section 6.13 of the ECA is deleted in its entirety.

(b) For the purpose of computing Capacity Payments under Section 8.4 on TERMS OF
PAYMENT of the ECA, all references to Nominated Capacity, NC, shall be replaced with Contracted Capacity, CC.

4. SCHEDULED MAINTENANCE.

Section 6.14 of the ECA is hereby deleted in its entirety and replaced with the following:

     (a) The Operator shall be entitled to conduct Scheduled Maintenance for each generating unit of the Power Plant without penalty for the duration set forth below with respect to each Contract Year (the "Scheduled
     Maintenance Duration ").

     ------------------------------------------------------------------------
                           JUNE 25, 20O3 -   JUNE 25, 2004 -   JUNE 25,2005 -
                            JUNE 25, 2004     JUNE 25, 2005     JUNE 25,2006
     ------------------------------------------------------------------------
     Scheduled
        Maintenance              240             240              576
        Duration (Hours/
        Unit)
     ------------------------------------------------------------------------

     CE Cebu may in its sole discretion and without penalty elect to utilize up to 576 hours for Scheduled Maintenance in one of the Contract Years June
     25, 2003 to June 25, 2004 or June 25, 2004 to June 25, 2005 in lieu of during Contract Year June 25, 2005 to June 25, 2006 if, upon the commencement of the Scheduled Maintenance during one of Contract Year June
     25, 2003 to June 25, 2004 or June 25, 2004 to June 25, 2005 CE Cebu
     determines that a major overhaul is necessary. If CE Cebu so elects, the duration of Scheduled Maintenance for Contract Year June 25, 2005 to June
     25,2006 shall be reduced to 240 hours.

     (b) Scheduled Maintenance for each Contract Year shall commence on the dates indicated below.

     -----------------------------------------------
       UNIT 1     UNIT 2      UNIT 3       UNIT 4
     -----------------------------------------------
     October 6   October 6   October 11   October 11
     -----------------------------------------------

     The commencement dates of Scheduled Maintenance for the Contract Years commencing June 2004 and June 2005 may be modified by mutual agreement between PNOC-EDC and CE Cebu.

5. SCHEDULED MAINTENANCE PAYMENT

Within 30 days of the effective date of this Seventh Amendment, CE Cebu shall pay PNOC-EDC the sum of $333,000 in full and final settlement of previous claims by PNOC-EDC related to Scheduled Maintenance,

6. STEAM UTILIZATION.

The EGA shall be amended to add a new Section 6.20 as follows:

     6.20 To the extent it is in accordance with prudent industry standards and good engineering practices and does not exceed the maximum design capacity of the units, CE Cebu shall fully utilize the available conforming steam supply provided by PNOC-EDC by operating plant equipment and configuring plant control settings to maximize plant output up to the maximum interface pressure limits and under specified conditions set forth in the ECA,
     PNOC-EDC instrumentation and measuring methods shall be the basis for validating any claims related to non-conforming steam.

7. TOTAL OUTAGE HOURS

The definition of TOH in Section 8.4.1 (Capacity Fee) of the ECA is hereby amended to read in its entirety as follows:

          TOH = Total Outage Hours in Billing Period, provided that (a) for
          Billing Periods within which (i) no Scheduled Maintenance for any Unit is perfonned, or (ii) Scheduled Maintenance for any Unit is performed and both (A) such Scheduled Maintenance is not completed and (B) the duration of the actual Scheduled Maintenance for such Unit does not exceed the Scheduled Maintenance Duration, there shall be no modification to the definition of TOH, and (b) for Billing Periods within which Scheduled Maintenance for any Unit is perfonned, if the cumulative actual duration of Scheduled Maintenance for such Unit as of the last day of such Billing Period exceeds the then applicable
          Scheduled Maintenance Duration for such Unit but does not exceed 1,080 hours, the following formula shall be used to calculate TOH for such
          Billing Period:

               TOH = TOHP + SMDV

               where

                    TOHP = the total number of Outage Hours in Billing Period;

                    SMDV = the Scheduled Maintenance Duration Variance,

                    calculated as follows:

                         (AD-TD) x 0.35
                         -------------- - PV
                                4

     where

          AD = the actual duration of Scheduled Maintenance for any Unit, in hours, through the last day of such Billing Period;

          TD = the Scheduled Maintenance Duration for any Unit, in hours, as specified in Section 6.14;

          PV - the cumulative Scheduled Maintenance Duration Variance in prior
          Billing Periods during the same Contract Year related to a Unit's current Scheduled Maintenance and previously taken into account in an adjustment to TOH in a prior Billing Period.

     For Billing Periods within which Scheduled Maintenance for any Unit is performed, if the cumulative actual duration of Scheduled Maintenance as of the last day of such

     Billing Period exceeds 1,080 hours for such Unit, the following formula shall be used to calculate SMDV for such Billing Period:

                      (1.080 - TD) x 0.35   (AD--1.080)
               SMDV = ------------------- + ----------- - PV
                               4                 4

8. NO EFFICIENCY PENALTIES OR BONUSES

(a) The equation for the calculation of the Energy Fee in Section 8.4.2 (Energy
Fee) of the ECA is hereby amended to read as follows;

          Energy Fee = BER x ED

and the definitions of U(s), V(gs), V(ts), Z(s), U(b), V(gb), V(tb) and z(b) are
deleted in their entirety.

(b) Any obligations to test or meet, or otherwise take any action with respect to, any Net Plant Steam Rate in the ECA are hereby deleted in their entirety.

9. EXCESS GENERATION PAYMENT; GENERATION AND MAINTENANCE EFFICIENCY PAYMENTS

The ECA is hereby amended by inserting the following text as Section 8.4.5:

     8.4.5 EXCESS GENERATION PAYMENTS; EFFICIENCY PENALTIES AND MAINTENANCE
     BONUSES

     (a) Excess Generation Payments: (i) For each Contract Year commencing 2003 through to the end of the Cooperation Period, CE Cebu shall be paid an
     Excess Generation Payment (EGP) based on the formula below, if the aggregate generation from the Upper Mahiao Power Plant, the Malitbog Power
     Plant and the Mahanagdong Power Plant (including energy delivered to FCDS)
     exceeds the threshold generation levels specified below for such respective
     Contract Year;

               EGP = 1.00 Philippine Peso x 0.23 x EG

               Where

               EG = The positive difference, if any, between the actual
               aggregate generation from the Upper Mahiao, Mahanagdong and
               Malitbog Power Plants for each Contract Year and the annual aggregate generation thresholds provided in the table below.

               ---------------------------------------------------------------
                CONTRACT YEAR    2003-2004   2004-2005   2005-2006   2006-2007
               ---------------------------------------------------------------
               Threshold (GWh)      4001        4116        4067        2993
               ---------------------------------------------------------------

     For purposes of this provision, the actual aggregate generation from the
     Upper Mahiao, Mahanagdong and Malitbog Power Plants for each Contract Year shall be the aggregate of the net output from each plant (including energy delivered to FCDS) measured using PNOC-EDC official electrical meters for each such Contract Year commencing 2003 and ending at the expiration of the
     Cooperation Period, and for purposes of determining whether the annual aggregate generation thresholds provided in the table have been exceeded, metered output (including energy delivered to FCDS) from the Upper Mahiao
     Power Plant for each such Contract Year shall be added to the metered output (including energy delivered to FCDS) from the Malitbog Power Plant and Mahanagdong Power Plant for the twelve month period commencing on the
     July 25 immediately succeeding each June 25.

     (ii) CE Cebu shall invoice PNOC-EDC for the Excess Generation Payment as a separate line item in the invoice delivered on or about July 25 each
     Contract Year and such amount shall be due and payable within 30 days of receipt of such invoice.

     (b) Efficiency Penalites: (i) If for any hour the Power Plant generates less output than Contracted Capacity when modulating its governor valves to receive 102% of 1019 tonnes per hour (main steam flow) that is made available and/or supplied by PNOC-EDC at a pressure of not less than 10 kg/cm(2) gauge, PNOC-EDC may provide written notice to CE Cebu requesting that an output test be conducted. Within 24 hours of receipt of such notice, CE Cebu shall conduct a test of the Power Plant's output over a period of four continuous hours during which test PNOC-EDC shall supply and/or make available 102% of 1019 tonnes per hour (main steam flow) at a pressure of not less than 10 kg/cm(2) gauge (the "Four Hour Test"). If the average net electrical output of the Power Plant, operating at conditions specified under the ECA (except for steam flow and pressure which are specified above, and power factor, which shall be the actual power factor of the transmission system and/or that required by NPC/TRANSCO), as determined from the PNOC-EDC official electrical meters (including total energy delivered to FCDS) at the metering points specified in the ECA over the Four Hour Test ("AC"), is less than Contracted Capacity (a "Failed
     Test"), then CE Cebu shall pay PNOC-EDC a penalty determined as follows:

          P = (TC-AC) x CCR x h x y/ N(h)

          Where

               P = the penalty amount per Billing Period

               TC = 102% of Contracted Capacity

               AC has the meaning specified above.

               h = the number of hours in any Billing Period commencing with the hour immediately after the Failed Test, and ending with the earlier of (i) the hour immediately preceding the first hour of a subsequent Four-Hour Test in the same Billing Period during which
               AC is equal to or greater than Contracted Capacity (a "Successful
               Test") and (ii) the end of such Billing Period, provided that if at the end of any Billing Period a Successful Test has not been conducted, each hour in the immediately succeeding Billing Period starting with the first hour thereof shall be included in the calculation of 'h' for such Billing Period unless and until a
               Successful Test in such Billing Period is conducted.

               N(h)= total number of hours in the Billing Period

               CCR shall have the meaning given thereto in Section 8.4.1

               y = 0 if during the Four-Hour Test AC, as defined above, is greater than Contracted Capacity. Otherwise, y = 1.

          (ii) CE Cebu may, at any time, provide written notice to PNOC-EDC requesting that a Four Hour Test be conducted. Within 24 hours of receipt of such notice, PNOC-EDC shall supply and/or make available to the Power Plant 102% of 1019 tonnes per hour (main steam flow) at a pressure of not less than 10 kg/cm(2) gauge in order for the Four Hour
          Test to be conducted. Failure of PNOC-EDC to supply and/or make available to the Power Plant 102% of 1019 tonnes per hour (main steam flow) at a pressure of not less than 10 kg/cm(2) gauge shall result in the Four Hour Test being deemed successful.

     (c) Maintenance Bonuses. For each Billing Period during which Scheduled
     Maintenance for any Unit is performed and both (i) such Scheduled
     Maintenance is completed and (ii) the duration of the actual Scheduled
     Maintenance for such Unit is less than 504 hours (for Contract Years in which up to 576 hours of Scheduled Maintenance are permitted) and less than
     192 hours (for Contract Years in which up to 240 hours of Scheduled
     Maintenance are permitted), PNOC-EDC shall pay to CE Cebu a maintenance efficiency bonus equal to US$208.33 multiplied by SMDD, where SMDD equals the Scheduled Maintenance Duration Difference, determined as follows:

               SMDD = SMD -SMDA

          Where

               SMD equals 504 hours (for Contract Years in which up to 576 hours of Scheduled Maintenance are permitted) and 192 hours (for
               Contract Years in which up to 240 hours of Scheduled Maintenance are permitted), and

               SMDA equals the actual hours of Scheduled Maintenance on a Unit during the then current Contract Year.

10. The last sentence of Section 8.6(d) of the ECA is hereby amended to read as follows:

          As to Local Business Tax and Real Property Taxes, CE Cebu shall adopt the position that it is exempted from the payment of business taxes owing to its relationship to PNOC-EDC under the BOT agreements and the exemption of PNOC-EDC from the payment of all taxes under its Service
          Contract with the government. CE Cebu shall accordingly initiate and exhaust all the necessary actions seeking to invalidate or cancel any assessments issued by the local government units for want of legal basis. PNOC-EDC shall hold CE Cebu free and harmless from any liability or loss of revenue arising from CE Cebu's non-payment of local business and real property taxes claimed by the Municipality of
          Kananga, the City of Ormoc, and the Province of Leyte, should the
          Supreme Court of the Philippines decide with finality that CE Cebu is liable for the payment of such taxes. With effect from January 1, 2004
          CE Cebu shall assume all payments required under ER 1-94 for the benefit of host communities arising from the energy generated by its power plants through to the expiration of the Cooperation Period.

11. INSTALLATION OF EQUIPMENT AND SOFTWARE

PNOC-EDC shall provide the complete installation and operation of equipment and software configured to monitor the provisions of this Seventh Amendment for the
Upper Mahiao Power Plant at a cost chargeable to CE Cebu, not to exceed US$
30,000. The specifications of the equipment and software to be installed shall be subject to the prior written approval of CE Cebu, and the installation of such equipment and software shall be done at times agreed to by CE Cebu and in a manner consistent with CE Cebu's health, safety and other working and operating practices. Title to and care, custody and control of such equipment and software shall remain with PNOC-EDC upon completion of and commissioning thereof.

12. OPERATION OF POWER PLANT

The Power Plant shall continue to be capable of operation within a power range of 0.85 lag to 0.9 lead, as currently provided in the ECA, if the connected grid so requires.

13. CONDITION OF POWER PLANT ON TRANSFER

CE Cebu hereby covenants and agrees that the condition of the Power Plant upon transfer will comply with Section 12.4 of the ECA.

14. WAIVER AND RELEASE OF CLAIMS

PNOC-EDC hereby waives, releases and relinquishes any and all rights, claims, causes of action, defenses or any other action whatsoever that it may have had, or may now have, whether known or unknown, arising from circumstances prior to the date hereof, whether arising in law, equity, tort or contract.

CE Cebu hereby waives, releases and relinquishes any and all rights, claims, causes of action, defenses or any other action whatsoever that it may have had, or may now have, whether known or unknown, arising from circumstances prior to the date hereof, whether arising in law, equity, tort or contract.

15. ENTIRE AGREEMENT.

This Seventh Amendment together with the ECA constitutes the entire agreement between PNOC-EDC and CE Cebu with respect to the matters dealt with herein, and there are no oral or written understandings, representations or commitments of any kind, express or implied, that are not expressly set forth in such documents, taken collectively.

16. ECA TO REMAIN IN EFFECT.

Except as amended by this Seventh Amendment, all of the terms and provisions of the ECA remain in full force and effect, including without limitation the performance undertaking. Any references in the ECA that are inconsistent with the modifications herein are hereby amended to be consistent with these modifications. The dispute resolution provisions of the ECA shall apply with full force and effect to the Seventh Amendment and shall govern any dispute arising under this Seventh Amendment.

17. REFERENCES TO ECA.

Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution of this Seventh Amendment may refer to the ECA without making specific reference to this Seventh Amendment, but nevertheless all such references shall be deemed to include this Seventh
Amendment unless the context shall otherwise require.

18. EFFECTIVITY OF AMENDMENT.

This Seventh Amendment shall become effective upon full execution of this
Seventh Amendment by both parties.

IN WITNESS WHEREOF, CE Cebu and PNOC-EDC have executed this SEVENTH AMENDMENT as at the date set forth in the first paragraph hereof.

PNOC ENERGY DEVELOPMENT CORPORATION

By: /s/ Sergio Antonio F. Apostol
    ----------------------------------------

Name: Sergio Antonio F. Apostol

Title: Chairman and President

CE CEBU GEOTHERMAL POWER COMPANY, INC

By: /s/ David A. Baldwin
    ----------------------------------------

Name: David A. Baldwin

Title: President and Chief Executive Officer

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